News Release FOR IMMEDIATE RELEASE

Media Contact:
Brenda Stewart
Director, Marketing Communications
773.726.8901 | brenda.stewart@merge.com

MERGE HEALTHCARE SETS RECORD PRO FORMA SALES
OF $65.1M IN FOURTH QUARTER
Achieves full year 2011 revenue and EBITDA plan

Chicago, IL (February 15, 2012) Merge Healthcare (NASDAQ: MRGE), a leading provider of enterprise imaging and interoperability solutions, today announced its financial and business results for the fourth quarter and full year of 2011.

“2011 was a transformational and successful year for Merge,” said Jeff Surges, CEO of Merge Healthcare.  “Our efforts over the past twelve months clearly demonstrate the increasing reliance upon Merge to solve some of healthcare IT’s toughest challenges – from image interoperability to enterprise-wide imaging to Meaningful Use.  Our fourth quarter and full year results illustrate the ‘planned progress’ we set out to achieve, as well as a trend of increasing revenue quarter over quarter throughout the year."

Financial Highlights:

- Revenue grew to $64.1 million ($65.1 million on a pro forma basis) in the quarter, compared to $46.2 million ($51.1 million on a pro forma basis) in the fourth quarter of 2010 - an increase of 39%.
- Adjusted EBITDA was $15.1 million, representing 23% of pro forma revenue in the quarter compared to $13.3 million and 26% in the fourth quarter of 2010.

Business Highlights:

- Signed iConnect contract with Cincinnati Children’s Hospital, the nation’s #3 pediatric hospital, increasing Merge iConnect client base to 42.
- Extended enterprise-wide imaging partnerships with large healthcare organizations such as DuPage Medical Group, one of the largest medical groups in the country, and Southern Illinois Healthcare, a prominent system consisting of six hospitals and healthcare clinics.
- Executed 16 contracts for Merge Healthcare’s Meaningful Use (MU) platform within Radiology and Orthopaedics, bringing total MU client base to 77.

Quarter Results:
Results compared to the same quarter in the prior year on a GAAP basis are as follows (in millions, except per share data):
	Q4 2011	Q4 2010
Net sales	$64.1	$46.2
Operating income	8.3	2.1
Net income (loss) available to common shareholders*	(1.3)	8.5
Net income (loss) per diluted share	$(0.01)	$0.10

Cash balance at period end	$39.3	$41.0
Cash from business operations**	11.9	12.2

*Net income (loss) available to common shareholders includes a one-time non-cash tax benefit of $14.1 million in the fourth quarter of 2010, compared to no such benefit in the fourth quarter of 2011.
**See table at the back of this earnings release.

Pro forma results and other, non-GAAP measures compared to the same quarter in the prior year are as follows (in millions, except percentages and per share data):
	Q4 2011	Q4 2010
Pro forma results
Net sales	$65.1	$51.1
Adjusted net income	4.2	3.2
Adjusted EBITDA	15.1	13.3

Adjusted net income per diluted share	$0.04	$0.04
Adjusted EBITDA per diluted share	$0.16	$0.16

Non-GAAP and other measures
Recurring revenue as % of net sales	~55.0%	~65.0%
Non-recurring backlog at period end	$45.1	$49.0
Days sales outstanding	100	96

Reconciliation of GAAP net income to adjusted net income and adjusted EBITDA is included after the financial information, below.

Explanation of Non-GAAP Financial Measures

Merge Healthcare reports its financial results in accordance with generally accepted accounting principles, or GAAP. This press release includes certain non-GAAP financial measures to supplement its GAAP information. Non-GAAP measures are not an alternative to GAAP and may be different from non-GAAP measures used by other companies. A quantitative reconciliation of GAAP net income available to common shareholders to adjusted net income and adjusted EBITDA is included after the financial information included in this press release.

Management believes that the presentation of non-GAAP results, when shown in conjunction with corresponding GAAP measures, provides useful information to it and investors regarding financial and business trends related to results of operations, because certain charges, costs and expenses reflect events that are not essential to recurring business operations. In addition, management believes these non-GAAP measures provide investors useful information regarding the underlying performance of the post-acquisition business operations when compared to the pre-acquisition results of Merge and any significant acquired company.  Purchase accounting adjustments made in accordance with GAAP can make it difficult to make meaningful comparisons of the underlying operations of the business without considering the non-GAAP adjustments that are provided and discussed herein. Further, management believes that these non-GAAP measures improve its and investors’ ability to compare Merge’s financial performance with other companies in the technology industry. Management also uses financial statements that exclude these charges, costs and expenses for its internal budgets.  While GAAP results are more complete, these supplemental metrics are offered since, with reconciliations to GAAP, they may provide greater insight into our financial results. Management does not intend the presentation of these non-GAAP financial measures to be considered in isolation or as a substitute for results prepared in accordance with GAAP.

Additional information regarding the non-GAAP financial measures presented is as follows:

-
Pro forma revenue consists of GAAP revenue as reported, adjusted to reflect the acquisition of AMICAS as if it had occurred at the beginning of the respective periods presented and to add back the acquisition related sales adjustment (for all significant acquisitions) booked for GAAP purposes.

-
Recurring revenue is generated from agreements that generally contain a stated annual amount and which we have a high likelihood of renewing each year.  More specifically, this includes revenue generated from our DICOM toolkit and eFilm Workstation® product lines, long-term contracts associated with our Sales as a Service (SaaS) related offerings, and EDI and maintenance contracts across the entire business.

-
Non-recurring revenue backlog represents revenue that we anticipate recognizing in future periods from signed customer contracts as of the end of the period presented.  Non-recurring revenue is comprised of all other sources of revenue not included as recurring revenue, primarily from perpetual software licenses, hardware and professional services (including installation, training and consultative engineering services).

-
Adjusted net income consists of GAAP net income available to common stockholders, adjusted to reflect the acquisition of AMICAS as if it had occurred at the beginning of the respective period presented and, to the extent such items occurred in the periods presented, excludes (a) one-time preferred stock deemed dividend at issuance date, (b) acquisition-related costs, (c) restructuring and other costs, (d) stock-based compensation expense, (e) acquisition-related amortization, and (f) acquisition-related cost of sales adjustments and adds back (g) the acquisition-related sales adjustments.

-
Adjusted EBITDA adjusts GAAP net income available to common stockholders for the items considered in adjusted net income as well as (a) remaining depreciation and amortization, (b) net interest expense, (c) non-cash preferred stock dividends and (d) income tax expense (benefit).

-
Cash from business operations reconciles the cash generated from such operations to the change in GAAP cash balance for the period by reflecting payments of liabilities associated with our acquisitions, payments of acquisition related fees, interest payments and other payments and receipts of cash not generated by the business operations.

Management has excluded certain items from non-GAAP adjusted net income because it believes (i) the amount of certain expenses in any specific period may not directly correlate to the underlying performance of business operations and (ii) the adjustment facilitates comparisons of pre-acquisition results to post-acquisition results.  In addition, the following adjustments are described in more detail below:

-
Acquisition-related amortization expense is a non-cash expense arising from the acquisition of intangible assets in connection with significant acquisitions. Management excludes acquisition-related amortization expense from non-GAAP net income because it believes such expenses can vary significantly between periods as a result of new acquisitions and full amortization of previously acquired intangible assets.

-	Stock-based compensation expense is a non-cash expense arising from the grant of stock awards to employees and is excluded from non-GAAP net income because management believes such expenses can vary significantly between periods as a result of the timing of grants of new stock-based awards, including grants to new employees resulting from acquisitions.

-
Acquisition related sales and costs of sales adjustments reflect the fair value adjustment to deferred revenues acquired in connection with significant acquisitions. The fair value of deferred revenue represents an amount equivalent to the estimated cost plus an appropriate profit margin to perform services-related software and product support, which assumes a legal obligation to do so, based on the deferred revenue balances as of the date the acquisition of a significant company was completed. Management adds back this deferred revenue adjustment, net of related costs, for non-GAAP revenue and non-GAAP net income because it believes the inclusion of this amount directly correlates to the underlying performance of operations and facilitates comparisons of pre-acquisition to post-acquisition results.

Notice of Conference Call
Merge will host a conference call on Thursday, February 16, 2012, at 8:30 am EDT to discuss its financial results for the fourth quarter 2011. Jeff Surges, CEO, and Justin Dearborn, CFO, will co-chair the call. Investors can listen to the conference call live via telephone by dialing 888.267.0102 (US and Canada) or 706.643.0988 (International) and referencing Conference ID Number 48918584.  Alternatively, the call can be accessed over the Internet at Merge Healthcare Web Cast. The conference call will be recorded may be found via the internet shortly after the call at http://www.merge.com/Company/Investors/Conference-Call-Info.aspx.

About Merge Healthcare
Merge Healthcare is a leading provider of enterprise imaging and interoperability solutions.  Merge solutions facilitate the sharing of images to create a more effective and efficient electronic healthcare experience for patients and physicians.  Merge provides enterprise imaging solutions for radiology, cardiology, orthopaedics and eye care; a suite of products for clinical trials; software for financial and pre-surgical management, and applications that fuel the largest modality vendors in the world. Merge’s products have been used by healthcare providers, vendors and researchers worldwide to improve patient care for more than 20 years. Additional information can be found at www.merge.com.

Cautionary Notice Regarding Forward-Looking Statements
This news release contains "forward-looking statements," including statements which are related to future, not past, events. Forward-looking statements usually describe expected future business and financial outlook or performance, and often contain words such as “will,” “believes,” “intends,” “anticipates,” “expects,” "plans," "seeks," “see” and similar expressions. Forward-looking statements, by their nature, address matters that are, to varying degrees, uncertain and subject to various known and unknown risks. For Merge, particular uncertainties and risks that could cause actual results to differ materially from post-merger forward-looking statements include, among other issues: the successful integration of companies we acquire; achieving certain post-acquisition synergies; the market acceptance of implemented product solutions; market acceptance and performance of Merge’s products and services; the impact of competitive products and pricing; possible delays in the implementation of its managed services offering; the risks and effects of its recent changes in its executive and Board leadership, including the costs and expenses related to severance payments made to departing officers; the risks and effects of its recent securities issues, including the issuance of certain senior secured notes; the past restatement of its financial statements and other actions that may be taken or required as a result of such restatement; its ability to generate sufficient cash from operations to meet future operating, financing and capital requirements, including repayment obligations with respect to its outstanding indebtedness; risks associated with its prior delays in filings with the SEC or its ability to continue to meet the listing requirements of The NASDAQ Global Select Market; the costs, risks and effects of various pending legal proceedings; and other risk factors detailed in its filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. Merge does not undertake any obligation to update forward-looking statements or any of risks, uncertainties and other factors.

MERGE HEALTHCARE INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	December 31,	December 31,
	2011	2010
	(unaudited)
Current assets:
Cash (including restricted cash)	$39,272	$41,029
Accounts receivable, net	71,014	53,254
Inventory	4,718	3,486
Prepaid expenses	5,678	4,191
Deferred income taxes	3,393	2,545
Other current assets	20,199	11,258
Total current assets	144,274	115,763

Property and equipment, net	4,391	5,772
Purchased and developed software, net	23,924	26,619
Other intangible assets, net	45,152	48,957
Goodwill	209,829	169,533
Deferred tax assets	9,209	17,006
Other	13,608	12,995
Total assets	$450,387	$396,645

Current liabilities:
Accounts payable	$22,114	$18,370
Interest payable	4,935	3,917
Accrued wages	6,972	4,304
Restructuring accrual	1,407	1,707
Deferred revenue	51,246	52,233
Other accrued liabilities	11,580	6,875
Total current liabilities	98,254	87,406

Notes payable	249,438	195,077
Deferred income taxes	1,891	-
Deferred revenue	1,679	1,709
Income taxes payable	727	5,683
Other	5,927	1,964
Total liabilities	357,916	291,839

Total Merge shareholders' equity	92,003	104,806
Noncontrolling interest	468	-
Total shareholders' equity	92,471	104,806
Total liabilities and shareholders' equity	$450,387	$396,645

MERGE HEALTHCARE INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2011	2010	2011	2010
	(unaudited)	(unaudited)	(unaudited)
Net sales
Software and other	$24,578	$13,532	$80,948	$42,420
Professional services	10,991	6,972	41,905	23,175
Maintenance and EDI	28,518	25,666	109,575	74,737
Total net sales	64,087	46,170	232,428	140,332
Cost of sales
Software and other	8,923	6,438	29,090	13,762
Professional services	5,652	4,005	21,134	15,411
Maintenance and EDI	7,030	8,490	29,090	24,418
Depreciation, amortization and impairment	2,266	2,462	9,340	10,972
Total cost of sales	23,871	21,395	88,654	64,563
Gross margin	40,216	24,775	143,774	75,769
Operating costs and expenses:
Sales and marketing	12,019	7,913	38,800	20,697
Product research and development	6,578	5,435	27,542	20,064
General and administrative	10,225	6,527	32,579	22,012
Acquisition-related expenses	392	461	1,614	9,674
Restructuring and other expenses	101	310	1,216	5,006
Depreciation, amortization and impairment	2,643	2,003	12,868	6,840
Total operating costs and expenses	31,958	22,649	114,619	84,293
Operating income (loss)	8,258	2,126	29,155	(8,524)
Other income (expense)	(8,466)	(5,822)	(31,021)	(16,638)
Income (loss) before income taxes	(208)	(3,696)	(1,866)	(25,162)
Income tax expense (benefit)	1,036	(13,739)	3,665	(13,646)
Net income (loss)	(1,244)	10,043	(5,531)	(11,516)
Less: noncontrolling interest's share	8	-	(10)	-
Net income (loss) attributable to Merge	(1,252)	10,043	(5,521)	(11,516)
Less: preferred stock dividends	-	1,566	3,153	19,076
Net income (loss) available to common shareholders	$(1,252)	$8,477	$(8,674)	$(30,592)

Net income (loss) per share - basic	$(0.01)	$0.10	$(0.10)	$(0.38)
Weighted average number of common
shares outstanding - basic	90,281,375	83,098,528	86,647,097	80,231,427

Net income (loss) per share - diluted	$(0.01)	$0.10	$(0.10)	$(0.38)
Weighted average number of common
shares outstanding - diluted	90,281,375	84,981,522	86,647,097	80,231,427

MERGE HEALTHCARE INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

		Year Ended
		December 31,
		2011	2010
		(unaudited)
Cash flows from operating activities:
Net loss		$(5,531)	$(11,516)
Adjustments to reconcile net loss to net cash
provided by operating activities:
Depreciation, amortization and impairment		22,208	17,812
Share-based compensation		3,908	2,623
Change in contingent consideration for acquisitions		345	113
Amortization of note payable issuance costs & discount		2,393	1,445
Realized gain on investment		(405)	-
Provision for doubtful accounts receivable and sales returns, net of recoveries		2,766	880
Deferred income taxes		8,108	(14,056)
Stock issued for charitable contribution		1,851	-
Net change in assets and liabilities (net of effects of acquisitions)		(33,954)	8,704
Net cash provided by operating activities		1,689	6,005
Cash flows from investing activities:
Cash paid for acquisitions, net of cash acquired		(1,277)	(216,212)
Purchases of property, equipment and leasehold improvements		(1,976)	(1,492)
Proceeds from sale of property and equipment		-	6,124
Change in restricted cash		940	(1,088)
Proceeds from sale of equity investment		405	606
Net cash used in investing activities		(1,908)	(212,062)
Cash flows from financing activities:
Proceeds from issuance of notes payable		53,560	194,532
Proceeds from issuance of stock		-	41,750
Note and stock issuance costs paid		(1,528)	(9,897)
Proceeds from exercise of stock options and employee stock purchase plan		1,166	160
Principal payments on notes		(4,591)	-
Redemption and retirement of preferred stock		(41,750)	-
Principal payments on capital leases		(4)	(142)
Stock repurchases		-	(26)
Preferred stock dividends		(7,328)	-
Net cash provided by (used in) financing activities		(475)	226,377
Effect of exchange rate changes on cash		(123)	-
Net increase (decrease) in cash		(817)	20,320
Cash and cash equivalents, beginning of period (net of restricted cash)	(1)	39,382	19,062
Cash and cash equivalents, end of period (net of restricted cash)	(2)	$38,565	$39,382

(1) Restricted cash of $1,647 and $559 as of December 31, 2010 and
December 31, 2009, respectively.
(2) Restricted cash of $707 and $1,647 as of December 31, 2011 and
December 31, 2010, respectively.

MERGE HEALTHCARE INCORPORATED AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS TO ADJUSTED EBITDA
(in thousands)
(unaudited)
	Three Months Ended		Year Ended
	December 31,		December 31,
	2011	2010	2011	2010
Net income (loss) available to common shareholders	$(1,252)	$8,477	$(8,674)	$(30,592)
One-time preferred stock deemed dividend at issuance date	-	-	-	14,900
One-time tax benefit from release of valuation reserve	-	(14,053)	-	(14,053)
Acquisition-related costs	392	461	1,614	9,674
Restructuring and other	101	310	1,216	5,006
Stock-based compensation expense	865	1,297	3,908	2,623
Amortization of significant acquisition intangibles	3,020	2,655	14,732	9,408
Acquisition-related sales adjustments	1,053	4,937	4,313	13,678
Acquisition-related cost of sales adjustments	-	(867)	(354)	(2,214)
Adjusted net income	$4,179	$3,217	$16,755	$8,430
Depreciation and amortization	1,889	1,810	7,476	8,404
Net interest expense	8,043	6,415	28,915	17,160
Preferred stock dividends	-	1,566	3,153	4,176
I ncome tax expense	1,036	314	3,665	407
Adjusted EBITDA	$15,147	$13,322	$59,964	$38,577

Adjusted net income per share - diluted	$0.04	$0.04	$0.19	$0.10
Adjusted EBITDA per share - diluted	$0.16	$0.16	$0.67	$0.47

Fully diluted shares (if net income)	93,424,406	84,981,522	89,522,935	82,040,048

	Pro Forma Three Months Ended		Pro Forma Year Ended
	December 31,		December 31,
	2011	2010	2011	2010
Net income (loss) available to common shareholders	$(199)	$12,547	$(4,715)	$(20,527)
One-time preferred stock deemed dividend at issuance date	-	-	-	14,900
One-time tax benefit from release of valuation reserve	-	(14,053)	-	(14,053)
Acquisition-related costs	392	461	1,614	1,277
Restructuring and other	101	310	1,216	5,006
Stock-based compensation expense	865	1,297	3,908	2,623
Amortization of significant acquisition intangibles	3,020	2,655	14,732	12,365
Adjusted net income	$4,179	$3,217	$16,755	$1,591
Depreciation and amortization	1,889	1,810	7,476	9,365
Net interest expense	8,043	6,415	28,915	25,690
Preferred stock dividends	-	1,566	3,153	6,263
Income tax expense	1,036	314	3,665	453
Adjusted EBITDA	$15,147	$13,322	$59,964	$43,362

Adjusted net income (loss) per share - diluted	$0.04	$0.04	$0.19	$0.02
Adjusted EBITDA per share - diluted	$0.16	$0.16	$0.67	$0.51

Fully diluted shares (if net income)	93,424,406	84,981,522	89,522,935	84,469,555

MERGE HEALTHCARE INCORPORATED AND SUBSIDIARIES
CASH FROM CORE BUSINESS OPERATIONS
(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2011	2010	2011	2010
	(in millions)
Cash received from (paid for):
Acquisitions	$(0.8)	$(3.5)	$(2.9)	$(216.2)
Restructuring initiatives	(0.3)	(0.5)	(1.9)	(3.5)
Acquisition related costs	(0.9)	(1.1)	(1.8)	(9.6)
Issuance of debt and equity	-	-	53.6	236.3
Retirement of debt	-	-	(4.6)	-
Interest paid, net	(14.8)	(11.9)	(25.7)	(11.9)
Debt and equity issuance costs	(0.2)	(0.2)	(3.2)	(9.9)
Redemption of Preferred Stock	-	-	(41.8)	-
Payment of Preferred Stock dividends	-	-	(7.3)	-
Property and equipment purchases	(0.3)	(0.6)	(1.9)	(1.5)
Sale of facility	-	6.1	-	6.1
Settlements with former officers	-	-	(0.9)	-
Other non-operating cash flows	-	0.5	0.4	0.6
Core business operations	11.9	12.2	36.2	31.0
Increase (decrease) in cash	$(5.4)	$1.0	$(1.8)	$21.4

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